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                                                          EXECUTED WITH EXHIBITS
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  ------------

                                    FORM 8-K
                                  ------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                       Date of Report: 26 November 2001
                        (Date of earliest event reported)

                           JOHN DEERE OWNER TRUST 2001
                   (Issuer of the Notes and the Certificates)

                          JOHN DEERE RECEIVABLES, INC.
                   (Originator of the Trust described herein)
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    33-99294
                            (Commission File Number)

                                  (36-3837230)
                        (IRS Employer Identification No.)

                       c/o John Deere Capital Corporation
                    Suite 600 First Interstate Bank Building
                               1 East First Street
                               Reno, Nevada 89501
              (Address of principal executive offices and zip code)

                                 (775) 786-5527
              (Registrant's telephone number, including area code)

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Item 5.  OTHER EVENTS.

         The agreements attached as exhibits hereto define the rights of the security holders of the John Deere Owner Trust 2001.

         The statements attached as exhibits hereto are filed in accordance with letters submitted to the Division of Corporation Finance of the Securities and Exchange Commission on behalf of similar Trusts by the Servicer and Depositor of the Trust.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)   Exhibits

               4.1    Purchase Agreement
               4.2    Trust Agreement
               4.3    Sale and Servicing Agreement
               4.4    Administration Agreement
               99.1   Statement to Certificateholder
               99.2   Statement to Noteholders
               99.3   Servicer's Certificate


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                                    SIGNATURE

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               JOHN DEERE OWNER TRUST 2001
                               JOHN DEERE RECEIVABLES, INC.

                               By:  John Deere Capital Corporation
                                   (Servicer)

                               By:  /s/ Michael A. Harring
                                    --------------------------------------------
                                        Michael A. Harring
                                        Secretary




Dated: November 26, 2001


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                                  EXHIBIT INDEX

Exhibit No.
----------


       4.1      Purchase Agreement
       4.2      Trust Agreement
       4.3      Sale and Servicing Agreement
       4.4      Administration Agreement
       99.1     Statement to Certificateholder
       99.2     Statement to Noteholders
       99.3     Servicer's Certificate







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